UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

WEBTOON Entertainment Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42144	81-3830533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Wilshire Blvd. Suite 220
Los Angeles, California		90036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (323) 424-3795
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WBTN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 13, 2025, WEBTOON Entertainment Inc. (the "Company") issued a press release and a letter to shareholders (the "Shareholder Letter") announcing its financial results for the first quarter ended March 31, 2025. Copies of the press release and Shareholder Letter are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release dated May 13, 2025
99.2	Shareholder Letter dated May 13, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBTOON Entertainment Inc.

Date:	May 13, 2025	By:	/s/ David J. Lee
		Name:	David J. Lee

		Title:	Chief Financial Officer and Chief Operating Officer